UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 9, 2009
THE TIMKEN COMPANY
(Exact Name of Registrant as Specified in Its Charter)
1-1169
(Commission File Number)

Ohio	34-0577130
(State of Incorporation)	(IRS Employer Identification No.)

1835 Dueber Avenue, S.W., Canton, Ohio	44706-2798
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (330) 438-3000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filling is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e.4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EX-1.1
EX-5.1

Item 8.01. Other Events.
The Timken Company (the “Company”) is filing herewith the following exhibits to its Registration Statement on Form S-3 (File No. 333-161798):
1.	Underwriting Agreement, dated as of September 9, 2009, by and among the Company and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated and Banc of America Securities LLC, acting as representatives of the several underwriters named therein.
2.	Opinion of Jones Day.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description
1.1	Underwriting Agreement, dated as of September 9, 2009, by and among the Company and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated and Banc of America Securities LLC, acting as representatives of the several underwriters named therein.

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY
By:	/s/ William R. Burkhart
	Name:	William R. Burkhart
	Title:	Senior Vice President and General Counsel

Dated: September 10, 2009

Exhibit Index

Exhibit
Number	Description
1.1	Underwriting Agreement, dated as of September 9, 2009, by and among the Company and J.P. Morgan Securities Inc., Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated and Banc of America Securities LLC, acting as representatives of the several underwriters named therein.

5.1	Opinion of Jones Day.

23.1	Consent of Jones Day (included in Exhibit 5.1).